UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 5, 2014

Middlefield Banc Corp.

(Exact name of registrant specified in its charter)

Ohio	000-32561	34-1585111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15985 East High Street Middlefield, Ohio		44062
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (440) 632-1666 not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01:	Other Events

The common stock of Middlefield Banc Corp. has been approved by The NASDAQ Stock Market LLC for listing. Trading on The NASDAQ Capital Market stock exchange will begin at market opening on Wednesday, September 10, 2014, under the ticker symbol “MBCN.”

Item 9.01(d)	Exhibits

99.1	press release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Middlefield Banc Corp.

Date: September 5, 2014	/s/ James R. Heslop, II
Executive Vice President and Chief
Operating Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	press release